UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 6, 2011

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2840 HIGHWAY 95 ALT. S,  Suite 7,
Silver Springs, Nevada

89429
(Zip Code)

(704) 619-3738
Registrant's telephone number, including area code

SWEET SPOT GAMES, INC.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On May 6, 2011 Greenfield Farms Food, Inc. accepted the resignations of Directors Bruce Maxim and Gerald Mills, who had also served as CFO.  Art Benjamin, the former COO, also tendered his resignation. These gentlemen had served since the inception of the Company and were well versed in the gaming industry, which the Company has now exited. Neither Mr. Maxim, Mr. Benjamin nor Mr. Mills were knowledgeable of the grassfed beef industry which is the focus of the Company’s current plan of operations.

The Company does not plan to replace the directors at this time and will appoint Ms. Donna Moore as the acting COO and CFO until the shareholder’s meeting later this summer.

The newly constituted officers and directors are as follows:

Directors and Executive Officers.

Name	Age	Title	Date of Appointment	% of Time Devoted
Larry Moore	52	CEO, Director	March 1, 2011	100%

Donna Moore	45	VP	March 1, 2011	100%

Michael J. Killman	64	Director	March 1, 2011	5%

Alan Walker	48	Director	March 1, 2011	5%

Scott Vuncannon	52	Director	March 1, 2011	5%

Gregory B. Thompson	48	Director	March 1, 2011	5%

Our Bylaws provide that we shall have that number of directors determined by the majority vote of the board of directors. Currently we have two directors. Each director will serve until our next annual shareholder meeting. Directors are elected for one-year terms. Our Board of Directors elects our officers at the regular annual meeting of the Board of Directors following the annual meeting of shareholders.  Vacancies may be filled by a majority vote of the remaining directors then in office. Our directors and executive officers are as follows:

Larry Moore is an experienced veteran of private and corporate level executive management and consulting. As the founder of Voltage Control Systems, Inc. in 1991 Mr. Moore carved out a niche market within the cable industry while simultaneously setting the initial standards for headend electrical surge suppression many of which are still used today in the CATV industry. Mr. Moore developed long standing relationships with major cable companies and cultivated those in the start up of MacroDyne Power, a technology firm developing on-line solid state power supplies for the transmission of digital data on broadband hybrid fiber /coaxial networks and network user interface equipment for the delivery of broadband signals to the home. The company’s clients included Time Warner, Comcast, Bell South, and AT&T, Liberty Media and virtually every major telephone and cable companies worldwide. The company participated in joint development projects with Cisco, Northern Telecom, Alcatel and Lucent Technologies under Mr. Moore’s leadership. Mr. Moore left MacroDyne in 2002 upon selling his equity interest to the partnership to pursue other cable related interest that did not conflict with his former company. Mr. Moore spent a considerable amount of his youth on a cattle and tobacco farm in Eastern NC.

Donna Moore	Age 45	Vice President – Director

Ms. Moore brings sales, marketing, merchandising and purchasing experience to the management team. As a grocery buyer for Food Lion she was responsible for the purchasing of multiple categories of products for over 1200 Food Lion stores and interfaced with companies such as Sara Lee, Johnson & Johnson, Dole and Quaker. As a buyer she performed the additional function of integrating the sales and marketing programs of the manufacturers with those of Food Lion. While with Morton International she was responsible for the marketing implementation of one of the worlds most recognized logos “the Morton Salt Girl” with grocery chains such as Food Lion, Harris Teeter, Lowe’s Foods, MDI and others including product placement, merchandising displays, co-op advertising and internal and external cooperative retail and manufacturer promotions. Mrs. Moore is skilled in website design, management and implementation of ecommerce. Mrs. Moore was raised on a 100 acre working farm in Stanly County NC raising Black Angus beef cattle.

Michael J. Killman	Age 64	Director

Michael J. Killman currently serves as the principal in-charge of Killman, Murrell & Company, P.C. a Texas Certified Public Accounting firm , which is registered with PCAOB.  Mr. Killman has forty (40) years of experience in auditing publicly trade businesses.  In addition he serves on the boards of a oilfield construction company and a heat exchanger manufacturer.  He is also the President, Chief Financial Officer and Director of Energen Resources, Inc., a company currently involved in the SEC registration process.

From 1987 to date, Mr. Killman has been in charge of Killman, Murrell & Company, P. C.’s financial statement audit activities.  He is a Certified Public Accountant in the states of Texas, North Carolina and Florida.  He holds a B.B.A. and M.S. degrees in accounting from Texas Tech University, in 1969 and 1971 respectively.  Mr. Killman is a member of the American Institute of Certified Public Accountants, state and local chapters of the Texas Society of Certified Public Accountants and the International Association of Practicing Accountants.

Alan Walker	Age 48	Director

Mr. Alan Walker is a seasoned financial specialist with over eighteen years experience in the commercial financial arena. Alan has extensive experience in commercial finance with particular expertise in commercial real estate finance. Mr. Walker founded First Strategic Capital NC, LLC and serves as president. His company First Strategic Capital NC, LLC delivers commercial financial services that include structuring senior debt, syndications, mezzanine debt, and equity to a large array of clientele throughout the southeast. He served as senior vice president of a Chicago bank where he directed efforts for the eastern region of the United States. Prior to his role as an entrepreneur Mr. Walker represented two separate banks in the Charlotte, NC region, First Charter Bank and Central Carolina Bank in the capacity of Vice President Commercial Lender, delivering commercial lending in the markets he served.

Mr. Walker has also worked as consultant to community banks while employed with Banking Solutions, a Dallas Texas based asset based lending firm. In this role Mr. Walker Trained personnel and developed accounts for an asset based lending program encompassing a three state region and twelve separate community banks throughout the region. Mr. Walker attended Lagrange College in Lagrange Ga. Mr. Walker has made commercial finance his career for the past eighteen years and has continued to enhance his skills through numerous banking schools and continuing education curriculums. He has senior level credit skills to assess and clearly identify opportunities as well as the risk for the projects under consideration. Mr. Walker enjoys a solid following of an extensive client base who regularly call on him for financial advice and services. Prior to his banking career Mr. Walker enjoyed much success in a sales career that provided him valued experience of relationship building, negotiation, and self reliance. Mr. Walker states that honesty and integrity are paramount in his method of business and life practice. Mr. Walker has been involved in numerous business and networking organizations over the years and is a past president of Metrolina Business Council.

Mr. Walker is an active and participant member of Lakeview Baptist Church. He has been a Charlotte area resident since 1990 and currently lives in the suburb of “Fairview” just east of Charlotte, NC.

Scott B. Vuncannon, 52	Director.

Scott B. Vuncannon currently serves as CEO of Refreshment Services Inc. and is the Managing Member of J&M Investments LLC. And Morning Glory Farm LLC. Mr. Vuncannon was formerly National Accounts Manager for Revlon Beauty Care of North America from 1982 to 1997 and was responsible for National Account Sales in the Food and Drug Channels.

From 1995 to date Mr. Vuncannon founded and has managed Refreshment Services Inc.  as the largest privately held Vending, Coffee and Food Service Business in the Charlotte Regional area. He holds a BSBS in Marketing from Western Carolina University in 1989. Mr. Vuncannon is a past Board Member of the North Carolina Vending Association and Member of the National Automatic Merchandising Association.

Gregory B. Thompson 48	Director.

Gregory B. Thompson currently serves as Managing Director of GB Thompson and Associates LLC, a consulting practice focused on serving the financial needs of community banks in the Carolinas.   Greg has specialized in the financial services industry as a finance professional for over 20 years.  His experience includes M&A, due diligence, integration, managing the budget for the nation’s fourth largest financial services company, large scale project management, management reporting, and CFO responsibilities for P&L businesses as well as support organizations.  Greg left Wells Fargo in August, 2009 to establish a consulting practice focused on improving operating efficiency and effectiveness for small to medium sized financial services companies.

Greg holds a bachelor of science in accounting from Louisiana Tech University and became a Certified Public Accountant in 1986 and a Certified Management Accountant in 1991. He spent three years in public accounting with Ernst and Whinney in New Orleans before joining First Union National Bank in Charlotte. Greg has a wide breadth of experience through his work with regional and national banks such as AmSouth, Wachovia, and Wells Fargo.   Greg is a member in good standing with the American Institute of Certified Public Accountants and the Institute of Management Accountants.

Greg is active in his community and has served as a member, treasurer, and chairman of several non-profit boards, community groups and church governing bodies.

Legal Proceedings

No officer, director, or persons nominated for such positions and no promoter or significant employee has been involved in legal proceedings that would be material to an evaluation of our management.
Independence

The board of directors is currently composed of four members, one of whom, Gregory Galanis, is a member of the management of Sweet Spot.  The OTC Bulletin Board does not have rules regarding director independence.  The following directors, Bruce Maxim, Gerald Mills and Art Benjamin, are considered “independent” as defined under the rules of the NASDAQ Stock Market. Accordingly, only one member of the board is an independent director under the NASDAQ definition

Audit Committee

We do not have a separately designated standing audit committee. Pursuant to Section 3(a) (58) (B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, our Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that we do not currently have a person that qualifies as such an expert. We have had minimal operations for the past two (2) years. Presently, there are only four (4) directors serving on our Board, and us are not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but we intend to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of our directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, we believe that our current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

Code of Ethics

We have adopted a code of ethic (the "Code of Ethics") that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is being designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer

•	Compliance with applicable governmental laws, rules and regulations

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code

•	Accountability for adherence to the code

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and we are required to report, in this Form 10-K, any failure to comply therewith during the fiscal year ended December2009. We believe that all of these filing requirements were satisfied by our executive officers, directors and by the beneficial owners of more than 10% of our common stock. In making this statement, hawse have relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Company’s Articles and Bylaws permit the Company to  indemnify  to the fullest extent permitted by, and in the manner permissible under the laws of the State of Delaware,  any  person  made,  or threatened to be made, a party to an action or proceeding,  whether criminal, civil, administrative or investigative, including an  action involving liability under the  Securities Act of 1933, as amended, by reason  of  the  fact  that  he  is or was a director or officer of the Company., or served any other enterprise as director, officer or employee at the request the Company.  The Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was an employee of the Company

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by our directors, officers or controlling persons in the successful defense of any action, suit or proceedings, is asserted by such director, officer, or controlling person in connection with any securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

1.	Unaudited pro forma financial statements of Sweet Spot Games, Inc. and subsidiaries for the period ended December 31, 2010.

2.	Audited financial statements of Greenfield Farms Grassfed Beef, Inc. as of December 31, 2010.

(c)	Exhibits

Exhibit Number	Exhibit Description	Footnote Reference

17	Resignation of Director Mills	*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011

Sweet Spot Games, Inc.

By: /s/ Larry Moore
Name: Larry Moore
Title: President and Chief Executive Officer